SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 12, 2006


                          MONTEREY GOURMET FOODS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   001-11777                77-0227341
(State or other jurisdiction          (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


              1528 Moffett Street
              Salinas, California                           93905
    (Address of principal executive offices)              (Zip Code)


                                 (831) 753-6262
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01: Entry into a Material Definitive Agreement

         On January 12, 2006, Monterey Gourmet Foods, Inc. ("Monterey"), Suekat LLC ("Suekat") and CIBO Naturals, LLC ("CIBO"), amended their previous agreement for the purchase and sale of limited liability company units under which Monterey acquired the remaining 15.5% of CIBO from Suekat in exchange for 300,000 unregistered shares of Monterey common stock with an estimated market value of $1.2 million. See Item 3.02 below.

         A copy of the amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Financial statements of CIBO as of and for the year ended December 31, 2003 were filed with Monterey's Form 8-K/A dated April 12, 2004, and are incorporated by reference. The financial statements of CIBO have been consolidated with those of Monterey commencing January 1, 2004.

         Also on January 17, 2006 Monterey and CIBO issued a joint press release announcing the transaction. A copy of the joint press release is attached hereto as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 3.02: Unregistered Sales of Equity Securities


         In connection with the amendment of its previous agreement to acquire all of the outstanding units of CIBO (see Item 1.01 above), Monterey on January 12, 2006, sold and issued to Suekat, without registration under the Securities Act of 1933 (the "Securities Act"), 300,000 shares of Monterey common stock with a market value of approximately $1.2 million, as consideration for the remaining 15.5% of the outstanding units of CIBO owned by Suekat. Monterey claims exemption from the registration requirements of Section 5 of the Securities Act pursuant to the exemption for private sales by issuers set forth in Section 4(2) and Regulation D (Rule 506) thereunder. In claiming this exemption, Monterey relied upon the fact that there was a single purchaser, and certain representations by the buyer indicating that it was qualified (together with its managers) by knowledge and experience in business and financial matters to evaluate the merits and the risks of investing in Monterey's unregistered common stock.


Item 9.01: Financial Statements and Exhibits

2.1 Second Amendment of Agreement for Purchase and Sale of Limited Liability Company Units.

99.1 Press release dated January 17, 2006, issued jointly by Monterey Gourmet Foods, Inc. and CIBO Naturals LLC.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONTEREY GOURMET FOODS, INC.


Date: January 18, 2006                 By: /s/ SCOTT WHEELER
                                           -------------------------------------
                                           Scott S. Wheeler
                                           Chief Financial Officer


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

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT    DESCRIPTION
-------    -----------

2.1 Second Amendment of Agreement for Purchase and Sale of Limited Liability Company Units.

99.1 Press release dated January 17, 2006 issued jointly by Monterey Gourmet Foods, Inc. and CIBO Naturals LLC.


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